Cargile Fund
	Schedule of Investments
	September 30, 2025 (Unaudited)
Shares		Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS
Equity
5,976	Vanguard 500 Index Fund ETF +	$ 3,659,583

Total for Exchange Traded Funds (Cost - $3,388,497)		3,659,583	27.85%

MONEY MARKET FUNDS
9,516,545	Goldman Sachs Financial Square Government Fund
	Institutional Class - 3.99% ++ *	9,516,545

Total for Money Market Funds (Cost - $9,516,545)		9,516,545	72.41%

	Total Investments (Cost - $12,905,042)	13,176,128	100.26%

	Liabilities in Excess of Other Assets	(33,476)	-0.26%

	Net Assets	$ 13,142,652	100.00%

+ Additional Information, including current Prospectus and Annual Reports, are available at:
https://vanguard.com
++ Additional Information, including current Prospectus and Annual Reports, are available at:
https://www.gsam.com
* The rate shown represents the 7-day yield at September 30, 2025.